UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2020

WILLSCOT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 S. Bond Street, #600

Baltimore, Maryland 21231

(Address, including zip code, of principal executive offices)

(410) 931-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Market
Warrants to purchase Class A common stock(1)	WSCWW	OTC Markets Group Inc.
Warrants to purchase Class A common stock(2)	WSCTW	OTC Markets Group Inc.

(1) Issued in connection with the initial public offering of Double Eagle Acquisition Corp., the registrant’s legal predecessor company, in September 2015, which are exercisable for one-half of one share of the registrant’s Class A common stock for an exercise price of $5.75.

(2) Issued in connection with the registrant’s acquisition of Modular Space Holdings, Inc. in August 2018, which are exercisable for one share of the registrant’s Class A common stock at an exercise price of $15.50 per share.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on March 1, 2020, WillScot Corporation, a Delaware corporation (the "Company"), Mobile Mini, Inc., a Delaware corporation ("Mobile Mini"), and Picasso Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which, subject to the satisfaction or waiver of certain customary closing conditions, Merger Sub will be merged with and into Mobile Mini, with Mobile Mini surviving as a wholly-owned subsidiary of the Company (the "Merger"). As of the effective time of the Merger, WillScot is expected to be renamed (the "Combined Company"). The closing of the Merger is subject to customary closing conditions. The Merger is expected to close in the third quarter of 2020.

This Current Report on Form 8-K is being filed to provide certain historical financial statements of Mobile Mini and certain pro forma financial information giving effect to the consummation of the Merger, as set forth under Item 9.01 below, which are incorporated herein by reference, so that such financial information is incorporated by reference into the Company's resale registration statements on Form S-3 filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

The Company is also supplementing the risk factors described in Item 1A "Risk Factors" of the Company's Annual Report on Form 10-K for the year ended December 31, 2019 (our "2019 Form 10-K") with the following risk factor. References to "we," "us," "our," "WillScot," or "the Company" are to WillScot Corporation:

Declining general economic or business conditions, including as a result of the COVID-19 pandemic, may have a negative impact on the businesses of WillScot, Mobile Mini and the Combined Company.

Continuing concerns over economic and business prospects in the U.S. and around the world have contributed to increased volatility and diminished expectations for the global economy. These factors, coupled with the prospect of decreased business and consumer confidence and increased unemployment resulting from the COVID-19 pandemic, may precipitate an economic slowdown and recession. If the economic climate deteriorates, the businesses of WillScot, Mobile Mini and the Combined Company, including each company's ability to continue to grow its business organically or through additional acquisitions and integration of acquired businesses, as well as the financial condition of customers, suppliers and lenders, could be adversely affected, resulting in a negative impact on the business, financial condition, results of operations and cash flows of each of WillScot, Mobile Mini and the Combined Company.

Included in this filing as Exhibit 99.1 are the historical audited consolidated statements of Mobile Mini. For additional information about Mobile Mini, see Mobile Mini's annual report on Form 10-K, filed with the Securities and Exchange Commission on February 3, 2020 (the "Mobile Mini 10-K"). Except as expressly provided herein, the information included in the Mobile Mini 10-K shall not be deemed included or incorporated by reference in this Current Report on Form 8-K.

Included in this filing as Exhibit 99.2 is the pro forma financial information described in Item 9.01(b) below, giving effect to the Merger.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “estimates,” “expects,” “anticipates,” “believes,” “forecasts,” “projects,” “plans,” “intends,” “may,” “will,” “should,” “could,” “shall,” “continue,” “outlook” and variations of these words and similar expressions (or the negative thereof) identify forward-looking statements, which are generally not historical in nature. Certain of these forward-looking statements relate to the proposed business combination (the “Proposed Transaction”) involving WillScot and Mobile Mini, including: expected scale; operating efficiency; stockholder, employee and customer benefits; key assumptions; timing of closing; the amount and timing of revenue and expense synergies; future financial benefits and operating results; and integration spend, which reflects management’s beliefs, expectations and objectives as of the date hereof. Achievement of the expressed beliefs, expectations and objectives is subject to risks and uncertainties that could cause actual results to differ materially from those beliefs, expectations or objectives. These forward-looking statements are only estimates, assumptions and projections, and involve known and unknown risks and uncertainties, many of which are beyond the control of WillScot and Mobile Mini.

Important Proposed Transaction-related factors that may cause such differences include, but are not limited to: the risk that expected revenue, expense and other synergies from the Proposed Transaction may not be fully realized or may take longer to realize than expected; the parties are unable to successfully implement their integration strategies; the inherent uncertainty associated with financial or other projections; failure of the parties to satisfy the closing conditions in the merger agreement in a timely manner or at all, including stockholder and regulatory approvals; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the possibility that the Proposed Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and disruptions to the parties’ businesses and financial condition as a result of the announcement and pendency of the Proposed Transaction. Other important factors include: the parties’ ability to manage growth and execute their business plan; their estimates of the size of the markets for their products; the rate and degree of market acceptance of their products; the success of other competing modular space and portable storage solutions that exist or may become available; rising costs adversely affecting their profitability (including cost increases resulting from tariffs); general economic and market conditions impacting demand for their products and services; the value of WillScot shares to be issued in the Proposed Transaction; the parties’ capital structure, levels of indebtedness and availability of credit; expected financing transactions undertaken in connection with the Proposed Transaction; third party contracts containing consent and/or other provisions that may be triggered by the Proposed Transaction; the ability to retain and hire key personnel and uncertainties arising from leadership changes; the response of business partners as a result of the announcement and pendency of the Proposed Transaction; the diversion of management attention from business operations to the Proposed Transaction; the ability to implement and maintain an effective system of internal controls; potential litigation and regulatory matters involving the Combined Company; implementation of tax reform; the intended qualification of the Proposed Transaction as a tax-free reorganization; the changes in political conditions in the U.S. and other countries in which the parties operate, including U.S. trade policies or the U.K.’s withdrawal from the European Union; and such other risks and uncertainties described in the periodic reports WillScot and Mobile Mini file with the SEC from time to time including WillScot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 2, 2020, and Mobile Mini’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 3, 2020, each of which are or will be available through the SEC’s EDGAR system at www.sec.gov.

Investors are cautioned not to place undue reliance on these forward-looking statements as the information in this report speaks only as of the date hereof or such earlier date as specified herein. WillScot and Mobile Mini disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. All subsequent written and oral forward-looking statements attributable to WillScot, Mobile Mini or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of the businesses acquired

The historical audited consolidated financial statements of Mobile Mini as of December 31, 2019 and 2018, and for each of the years in the three-year period ended December 31, 2019, and management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2019, included in Mobile Mini's Annual Report on Form 10-K, are incorporated herein by reference from Exhibit 99.1 to this Current Report on Form 8-K.

(b)	Pro forma financial information

The following unaudited pro forma financial information, giving effect to the Merger, is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2019;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the twelve months ended December 31, 2019; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(d)	Exhibits

Exhibit No.	Exhibit Description
23.1	Consent of KPMG LLP
99.1	Historical Audited Consolidated Financial Statements of Mobile Mini, as of December 31, 2019 and 2018, and for each of the years in the three-year period ended December 31, 2019, and management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2019 (incorporated by reference to Item 8 "Financial Statements and Supplemental Data," in Mobile Mini's Annual Report on Form 10-K, filed February 3, 2020)
99.2	Selected Unaudited Pro Forma Condensed Combined Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Corporation

Dated: April 23, 2020	By:	/s/ Hezron Timothy Lopez
Name: Hezron Timothy Lopez
Title: Vice President, General Counsel & Corporate Secretary